                                                                   Exhibit 10(a)

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


        FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of February 22, 1996, by and among CONGRESS FINANCIAL CORPORATION, a California corporation ("Lender"), HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation ("HDPI"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware Corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), THE COMPANY STORE, INC., a Wisconsin corporation ("TCSI"), TWEEDS, INC., a Delaware corporation ("Tweeds"), LWI HOLDINGS, INC., a Delaware Corporation ("LWI"), AEGIS CATALOG CORPORATION, a Delaware corporation ("Aegis"), HANOVER DIRECT VIRGINIA INC., a Delaware corporation ("HDV"), and HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"; and together with HDPI, Brawn, GBM, Gump's, TCSI, Tweeds, LWI, Aegis and HDV, each individually referred to herein as an "Existing Borrower" and collectively, "Existing Borrowers") and HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), AEGIS RETAIL CORPORATION, a Delaware corporation, AEGIS SAFETY HOLDINGS, INC., a Delaware corporation ("Aegis Holding"), AEGIS VENTURES, INC., a Delaware corporation, AMERICAN DOWN & TEXTILE COMPANY, a Wisconsin corporation, BRAWN WHOLESALE CORP., a California corporation, THE COMPANY FACTORY, INC., a Wisconsin corporation, THE COMPANY OFFICE, INC., a Wisconsin corporation, COMPANY STORE HOLDINGS, INC., a Delaware corporation ("CSHI"), D.M. ADVERTISING, INC., a New Jersey corporation, GUMP'S CATALOG, INC., a Delaware corporation, GUMP'S HOLDINGS, INC., a Delaware corporation, HANOVER CASUALS, INC., a Delaware corporation, HANOVER CATALOG HOLDINGS, INC., a Delaware corporation ("Hanover Catalog"), HANOVER DIRECT NEW JERSEY, INC., a Delaware corporation, HANOVER FINANCE CORPORATION, a Delaware corporation ("Hanover Finance"), HANOVER HOLDINGS, INC., a Delaware corporation, HANOVER LIST MANAGEMENT INC., a New Jersey corporation, HANOVER VENTURES, INC., a Delaware corporation, LEICHTUNG OF MICHIGAN, INC., a Michigan corporation, LWI RETAIL, INC., an Ohio corporation, SCANDIA DOWN CORPORATION, a Delaware corporation ("Scandia"), SKANDIA DOWNSALES, INC., a Wisconsin corporation, TW ACQUISITIONS INC., a Delaware corporation, TWEEDS OF VERMONT, INC., a Delaware corporation, and YORK FULFILLMENT COMPANY, INC., a Pennsylvania corporation (each individually an "Existing Guarantor" and collectively, "Existing Guarantors"), THE AUSTAD COMPANY, a South Dakota corporation ("Austad"; as hereinafter further defined) and AUSTAD HOLDINGS, INC., a Delaware corporation ("Austad Holdings"; as hereinafter further defined). Each Existing Borrower, together with Austad, shall hereinafter be referred to individually as a "Borrower" and collectively as "Borrowers", and each Existing Guarantor, together with Austad Holdings, shall hereinafter be referred to individually as a "Guarantor" and collectively as "Guarantors."

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                              W I T N E S S E T H:


               WHEREAS, Existing Borrowers, Existing Guarantors and Lender entered into the Loan and Security Agreement, dated November 14, 1995 (the "Loan Agreement"), pursuant to which Lender has made loans and advances to Existing Borrowers; and

               WHEREAS, Existing Borrowers, Existing Guarantors and Lender contemplated, pursuant to Section 2.11 of the Loan Agreement, that Austad may become a Revolving Loan Borrower under the Loan Agreement and that Austad Holdings may become a Guarantor under the Loan Agreement; and

               WHEREAS, Hanover, Austad, Austad Holdings, David B. Austad, individually and as custodian for certain members of his immediate family, and Denise Austad (the "David Austad Group", as hereinafter further defined) have agreed, among other things, to a plan of corporate separation and restructure of the mail order and retail businesses of Austad; and

               WHEREAS, to provide working capital financing for the mail order business retained by Austad following such corporate separation and reorganization, Austad has requested that it become a Revolving Loan Borrower under the Loan Agreement and Austad Holdings has requested that it become a Guarantor under the Loan Agreement; and

               WHEREAS, Existing Borrowers and Existing Guarantors have also requested that Austad become a Revolving Loan Borrower pursuant to the terms and conditions of the Loan Agreement, as amended hereby, and that Austad Holdings become a Guarantor pursuant to the terms and conditions of the Loan Agreement, as amended hereby; and

               WHEREAS, the parties to the Loan Agreement desire to enter into a this Amendment to the Loan Agreement to amend and modify certain provisions thereof in order to: (a) include Austad as a Revolving Loan Borrower and Austad Holdings as a Guarantor thereunder, subject to the provisions set forth herein,
(b) provide that Lender shall have a security interest in and lien upon all of the assets and properties of each of Austad and Austad Holdings to secure their Obligations to Lender, and (c) make certain other amendments to the Loan Agreement;

               NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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


               1.     Definitions.

                      (a)    Additional Definitions.   As used herein or
in any of the other Financing Agreements, the following terms shall have the respective meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, each of the following definitions:

                             (i)         "AGS" shall mean AGS, Inc., a South
Dakota corporation, and its successors and assigns.

                             (ii)        "Austad Catalog Division" shall mean
all of the assets and properties of Austad related to or used in connection with the sale of golf equipment, golf supplies, golf apparel and related goods and services through its "Austad's" mail order catalog.

                             (iii)       "Austad Eligible Inventory" shall
mean all Inventory of Austad in the merchandise categories of golf equipment, golf supplies, golf apparel and related finished goods offered for sale by Austad in its "Austad's" catalog, or such other catalogs created or acquired by Austad covering substantially similar merchandise which Austad has requested Lender to include in this Inventory category.

                             (iv)        "Austad Escrow Agreement" shall mean
the Escrow Agreement, dated February 16, 1996, by and among The First National Bank in Sioux Falls, Austad and David Austad in his individual capacity and on behalf of the other members of the David Austad Group, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                             (v)         "Austad Holdings" shall mean Austad
Holdings, a Delaware corporation, and its successors and assigns.

                             (vi)        "Austad Reorganization Agreements"
shall mean, collectively, the Agreement and Plan of Corporate Separation and Reorganization, dated as of February 16, 1996, by and among Hanover, Austad Holdings, Austad and the David Austad Group, the Escrow Agreement and all other agreements, documents and instruments now or at any time hereafter executed and/or delivered by any Person in connection therewith or related thereto, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                             (vii)       "Austad Retail Division" shall mean
all assets and properties of Austad related to or used in connection with the retail sale of golf equipment, golf supplies, apparel and related goods and services through one retail store located in Sioux Falls, South Dakota, two retail stores located in Blaine and Edina, Minnesota and one retail store located in

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

Oak Brook, Illinois, but only to the extent such assets and properties are transferred to AGS pursuant to the Austad Reorganization Agreements, and, in the case of Inventory of Austad, limited to only such Inventory that is located on the premises of the foregoing retail stores and such Inventory that is located on the premises of the Sioux Falls, South Dakota fulfillment center of Austad that was specifically purchased for the retail division of Austad.

                             (viii)      "Austad Subordinated Notes" shall
mean, collectively, (A) the Promissory Note, dated May 25, 1995, by Austad payable to Hanover Finance in the original principal amount of $400,000, the payment of which is guaranteed by Austad Holdings, and (B) the Subordinated Promissory Note, dated May 25, 1995, by Austad payable to Hanover Finance in the original principal amount of $2,200,000, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                             (ix)        "David Austad" shall mean David B.
Austad, and his heirs, executors, administrators, successors and assigns.

                             (x)         "David Austad Group" shall mean,
individually and collectively, (A) David B. Austad, individually and as custodian for certain members of his immediate family under the South Dakota Uniform Transfer to Minors Act, (B) Denise Austad, individually and (C) each of their respective heirs, executors, administrators, successors and assigns.

                             (xi)        "FNBO" shall mean First National
Bank of Omaha, a national banking association, successor in interest to First Bank of South Dakota, N.A., and its successors and assigns.

                             (xii)       "HDV" shall mean Hanover Direct
Virginia Inc., a Delaware corporation, and its successors and assigns.

                      (b)    Amendments of Certain Definitions.

                             (i)         Section 1.117 of the Loan Agreement
is hereby amended to include Austad within the definition of "Revolving Loan Borrowers" as set forth therein.

                             (ii)        Section 1.100 of the Loan Agreement
is hereby amended such that neither Austad nor Austad Holdings shall be considered Non-Guarantor Subsidiaries.

                             (iii)       Austad and Austad Holdings shall
each be deemed included in the definition of "Guarantors" set forth in Section
1.51 of the Loan Agreement, and the parties hereto agree

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

that Austad and Austad Holdings are each hereby included as a Guarantor under the Loan Agreement.

                             (iv)        Section 1.34 of the Loan Agreement
is hereby amended to include Austad Eligible Inventory within the definition of "Eligible Inventory" as set forth therein.

                             (v)         Section 1.13 of the Loan Agreement
is hereby deleted in its entirety and replaced with the following:

                        "1.13 "Austad" shall mean The Austad Company, a South
                      Dakota corporation, and its successors and assigns."

                      (c)    Interpretation.  For purposes of this
Amendment, unless otherwise defined herein, all capitalized terms used herein which are defined in the Loan Agreement shall have the meaning given to such terms in the Loan Agreement.

               2.     Assumption of Obligations; Amendments to
Guarantees and Financing Agreements.

                      (a)  Austad hereby expressly (i) assumes and
agrees to be directly liable to Lender, jointly and severally with the other Borrowers, for all Obligations under, contained in, or arising out of the Loan Agreement and the other Financing Agreements applicable to all Borrowers and as applied to Austad as a Borrower and Guarantor, (ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Loan Agreement and the other Financing Agreements applicable to all Borrowers and as applied to Austad as a Borrower and Guarantor, with the same force and effect as if Austad had originally executed and been an original Borrower and Guarantor party signatory to the Loan Agreement and the other Financing Agreements, and (iii) agrees that Lender shall have all rights, remedies and interests, including security interests in and to the Collateral granted pursuant to Section 3(a) hereof, the Loan Agreement and the other Financing Agreements, with respect to Austad and its properties and assets with the same force and effect as Lender has with respect to the other Borrowers and their assets and properties as if Austad had originally executed and had been an original Borrower and Guarantor party signatory to the Loan Agreement and the other Financing Agreements.

                      (b) Austad Holdings hereby expressly (i) assumes and agrees to be directly liable for all Obligations under, contained in, or arising out of the Loan Agreement, the General Security Agreement, dated November 14, 1995, by the Existing Guarantors, other than Hanover and Borrowers, in favor of Lender (the "Subsidiary General Security Agreement") and the other Financing Agreements applicable to all Guarantors and as applied to Austad Holdings as a Guarantor, (ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the

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

Loan Agreement, the Subsidiary General Security Agreement and the other Financing Agreements applicable to all Guarantors and as applied to Austad Holdings as a Guarantor with the same force and effect as if Austad Holdings had originally executed and been an original Guarantor or Debtor, as the case may be, party signatory to the Loan Agreement, the Subsidiary General Security Agreement and the other Financing Agreements, and (iii) agrees that Lender shall have all rights, remedies and interests, including security interests in the Collateral granted pursuant to Section 3(b) hereof, the Loan Agreement, the Subsidiary General Security Agreement, and the other Financing Agreements, with respect to Austad Holdings and its properties and assets with the same force and effect as if Austad Holdings had originally executed and had been an original Guarantor or Debtor, as the case may be, party signatory to the Loan Agreement, the Subsidiary General Security Agreement and the other Financing Agreements.

                      (c) Each of the Existing Borrowers, in their capacities as Guarantors, hereby agrees that each of their respective Guarantee and Waivers, dated November 14, 1995 (collectively, the "Borrower Guarantees") is hereby amended to include Austad as an additional Guarantor party signatory thereto. Austad hereby expressly (i) assumes and agrees to be directly liable to Lender, jointly and severally with the other Borrowers signatories thereto and the Guarantors, for all Obligations (as defined in the Borrower Guarantees),
(ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Borrower Guarantees with the same force and effect as if Austad had originally executed and been an original party signatory to each of the Borrower Guarantees, and (iii) agrees that Lender shall have all rights, remedies and interests with respect to Austad and its property under the Borrower Guarantees with the same force and effect as if Austad had originally executed and been an original party signatory to each of the Borrower Guarantees.

                      (d) Each of the Existing Guarantors which is a party to the Guarantee and Waiver, dated November 14, 1995, executed by the Existing Guarantors, other than Hanover and the Existing Borrowers, in favor of Lender (the "Subsidiary Guarantee"), hereby agrees that such Guarantee is hereby amended to include Austad Holdings as an additional Guarantor party signatory thereto. Austad Holdings hereby expressly (i) assumes and agrees to be directly liable to Lender, jointly and severally with the other Guarantors signatories thereto and the Borrowers, for all Obligations (as defined in the Subsidiary Guarantee), (ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Subsidiary Guarantee with the same force and effect as if Austad Holdings had originally executed and been an original party signatory to the Subsidiary Guarantee, and (iii) agrees that Lender shall have all rights, remedies and interests with respect to Austad Holdings and its property with the same force and effect as if Austad Holdings had originally executed and been an original party signatory to the Subsidiary Guarantee.

                      (e)    Each Guarantor, including without
limitation, Austad, in its capacity as Guarantor, and Austad Holdings, hereby expressly and specifically ratifies, restates and confirms the terms and conditions of its respective Guarantees in favor of Lender and its liability for all of the Obligations (as defined in its Guarantees), and other obligations, liabilities, agreements and covenants thereunder.

                      (f)    Each Borrower, including, without
limitation, Austad, and each Guarantor, including, without limitation, Austad Holdings, hereby agrees that all references to Borrower or Borrowers contained in any of the Financing Agreements are hereby amended to include Austad as an additional Borrower. Each Borrower, including, without limitation, Austad, and each Guarantor, including, without limitation, Austad Holdings, hereby agrees that all references to Guarantor or Guarantors or Debtor or Debtors contained in any of the Financing Agreements are hereby amended to include Austad Holdings as an additional Guarantor or Debtor, as the case may be.

               3.     Collateral.

                      (a) Austad Collateral. Without limiting the provisions of Section 2(a) hereof, the Loan agreement and the other Financing Agreements, as collateral security for the prompt performance, payment and performance when due of all of the Obligations of Austad to Lender, Austad hereby grants to Lender, a continuing security interest in, and liens upon, and rights of setoff against, and Austad hereby pledges and assigns to Lender, all now owned and hereafter acquired and arising assets and properties of Austad, all of which shall be included in the definition of Collateral as set forth in the Loan Agreement (which definition is hereby amended accordingly), including, without limitation, the following:

                             (i)         all of the following, whether now
owned or hereafter acquired or arising: (A) all Accounts, including, without limitation, all MasterCard/VISA Receivables and all other Third Party Credit Card Receivables, and all monies, credit balances and other amounts due from or through or held by Third Party Credit Card Issuers, or other parties to the Third Party Credit Card Agreements, all monies paid by or through the Private Credit Card Purchaser, all rentals or license fees receivable in respect of sale, lease, or license of Customer Lists, all monies, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, Lender from or for Austad, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Austad's deposits (general or special), balances, sums and credits with Lender at any time existing; (B) all right, title

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

and interest, and all rights, remedies, security and liens, in, to and in respect of the Accounts and other Collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guarantees or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligations of any Account Debtor, all credit and other insurance; (C) all right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, including, without limitation, all goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, any Account or other Collateral, including, without limitation, all returned, reclaimed or repossessed goods; (D) all deposit accounts; and (E) all other general intangibles of every kind and description, including, without limitation, (1) tradenames and trademarks, and the goodwill of the business symbolized thereby,
(2) patents, (3) copyrights, (4) licenses, (5) Federal, State and local tax and duty refund claims of all kinds, (6) catalogs and promotional materials, (7) all Customer Lists, and (8) all right, title and interest of Austad in and to Mail Order Joint Ventures, and other joint ventures, partnerships and other Persons;

                             (ii)        Inventory;

                             (iii)       Equipment;

                             (iv)        Real Property, other than the real
property located at 4500 East 10th Street, Sioux Falls, South
Dakota;

                             (v)         all present and future books,
records, ledger cards, computer software (including all manuals, upgrades, modifications, enhancements and additions thereto), computer tapes, disks, other electronic data storage media, documentation of file and record formats and source code, documents, other property and general intangibles evidencing or relating to any of the above, any other Collateral or any Account Debtor, together with the file cabinets or containers in which the foregoing are stored; and

                             (vi)        all present and future products and
proceeds of the foregoing, in any form whatsoever, including, without limitation, any insurance proceeds and any claims against third persons for loss or damage to or destruction of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include any leasehold interests of Austad.

                      (b)    Austad Holdings Collateral.  Without
limiting the provisions of Section 2(b) hereof, the Loan Agreement, the

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

Subsidiary General Security Agreement and the other Financing Agreements, as collateral security for the prompt payment and performance when due of all of the Obligations of Austad Holdings, Austad Holdings hereby grants to Lender, a continuing security interest in, and liens upon, and rights of setoff against, and Austad Holdings hereby pledges and assigns to Lender, all now owned and hereafter acquired and arising assets and properties of Austad Holdings, all of which shall be included in the definition of Collateral as set forth in the Subsidiary General Security Agreement (which definition is hereby amended accordingly), including, without limitation, the following:

                             (i)         all present and future:  (A)
accounts, credit card receivables (including credit card charge records and other evidences of credit card transactions), contract rights, general intangibles, chattel paper, documents and instruments (collectively, "Accounts"), including, without limitation, all obligations for the payment of money arising out of the sale, lease or other disposition of goods or other property or rendition of services, all monies, all credit balances, reserve balances and other monies due from or held by factors or credit card issuers or servicing agents or financial intermediaries; (B) all monies, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, Lender or any participant from or for Austad Holdings, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Austad Holding's deposits (general or special), balances, sums and credits with Lender or any participant at any time existing; (C) all of Austad Holding's right, title and interest, and all of Austad Holding's rights, remedies, security and liens, in, to and in respect of the Accounts and other collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any account debtor, credit and other insurance; (D) all of Austad Holding's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in Accounts, including, without limitation, all goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, any Account or other collateral, including, without limitation, all returned, reclaimed or repossessed goods; (E) all deposit accounts; and (F) all other general intangibles of every kind and description, including, without limitation, (1) trade names and trademarks, and the goodwill of the business symbolized thereby, (2) patents, (3) copyrights,
(4) licenses, (5) claims and other choses in action, (6) Federal, State, local and foreign tax refund claims of all kinds, (7) catalogs and promotional materials, customer and mailing lists, and (8) all right, title and interest in and to joint ventures and partnerships;

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



                             (ii)        all Inventory;

                             (iii)       all Equipment;

                             (iv)        all Real Property;

                             (v)         all present and future books,
records, ledger cards, computer programs and other property and general intangibles evidencing or relating to any of the above, any other collateral or any account debtor, together with the file cabinets or containers in which the foregoing are stored; and

                             (vi)        all present and future products and
proceeds of the foregoing, in any form, including, without limitation, any insurance proceeds and any claims against third persons for loss or damage to or destruction of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include any leasehold interests of Austad Holdings.

                      (c) Additional Collateral. Without limiting the foregoing, or the other grants of Collateral pursuant to the Loan Agreement or any of the other Financing Agreements, in order to induce Lender to extend loans, advances and other financial accommodations to Borrowers under the Loan Agreement, and as additional collateral for the payment and performance when due of all Obligations of Austad, Austad Holdings and Hanover Finance, as the case may be, (i) each of Austad and Austad Holdings by its execution below, hereby pledges and assigns to Lender and grants to Lender a security interest in, all of its now existing and hereafter arising (A) rights, remedies, claims for monies, indemnification claims and claims for damages or other relief pursuant to or in respect of the Austad Escrow Agreement and the other Austad Reorganization Agreements, (B) rights, remedies, claims for monies, indemnification claims and claims for damages or other relief under or in respect of the documents and instruments referred to in the Austad Escrow Agreement and the other Austad Reorganization Agreements, and (C) all proceeds, collections, recoveries and rights with respect to the foregoing and (ii) Hanover Finance by its signature below hereby pledges and assigns to Lender all of its right, title and interest in and to, and agrees to indorse to Lender, each of the Austad Subordinated Notes. Nothing set forth herein, and no act taken by Lender pursuant to the pledges, assignments and grants of security interests set forth herein shall constitute an assumption by Lender of any obligation or liability of Austad or Austad Holdings pursuant to or in connection with the Escrow Agreement and the other Austad Reorganization Agreements or otherwise, or of Hanover Finance pursuant to or in connection with the Austad Subordinated Notes or otherwise.

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



               4. Austad Inventory Advance Rate. Section 2.1(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                      "(b) Revolving Inventory Loans. Subject to, and upon the
               terms and conditions contained herein and in the other Financing Agreements, Lender shall, from time to time, make Revolving Inventory Loans (i) to each Revolving Loan Borrower, other than Gump's and Austad's, at such Revolving Loan Borrower's request, of up to the lesser of (A) sixty percent (60%) of the Value of the Eligible Inventory of such Revolving Loan Borrower or (B) the Net OLV Percentage of the Value of such Eligible Inventory, and
               (ii) to Gump's, at its request, of up to the lesser of (A) sixty percent (60%) of the Value of Eligible Inventory of Gump's or (B) the Net GOB Percentage of the Value of Eligible Inventory of Gump's, and (iii) to Austad, at its request, of up to the lesser of (A) forty percent (40%) of the Value of Eligible Inventory of Austad or (B) the Net OLV Percentage of the Value of such Eligible Inventory, or, in each of clauses (b)(i), (b)(ii) or
               (b)(iii), such greater or lesser percentages thereof as Lender shall, in its sole discretion, determine from time to time (the "Inventory Loan Formulas"). Without limiting the foregoing, the sixty percent (60%) lending formula component referred to in clauses (b)(i)(A) and (b)(ii)(A) and the forty percent (40%) lending formula component referred to in clause (b)(iii)(A) may be adjusted downward by Lender based upon any adverse change, individually or in the aggregate, in the turnover of Eligible Inventory or deterioration in mix, nature or quality of Eligible Inventory in the respective categories of Eligible Inventory, and any such downward adjustment made for such reason(s) (or on the basis of the lending formula component set forth in clauses
               (b)(i)(B), (b)(ii)(B) or (b)(iii)(B) above) shall not be considered solely discretionary for purposes of the provision contained in the definition of Interest Rate and Section 2.7(c) hereof."

               5. Inventory Sublimits. Section 2.2(j) of the Loan Agreement is hereby redesignated Section 2.2(k) and a new
Section 2.2(j) of the Loan Agreement is added as follows:

                      "(j) Subject to, and upon the terms and conditions
               contained herein, the aggregate principal amount of Revolving Loans and Letter of Credit Accommodations made available to Austad shall not exceed Three Million Dollars ($3,000,000) at any one time outstanding."

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



               6. Letter of Credit Accommodations. Without limiting the rights of Lender to establish a greater percentage in connection with Letter of Credit Accommodations established for the purchase of goods pursuant to Sections 2.3(b) and 2.3(d) of the Loan Agreement, Austad and the Existing Borrowers agree for purposes of clarity that the reference to forty percent (40%) set forth in Sections 2.3(b)(i)(A)(1) and 2.3(d)(i)(A) of the Loan Agreement shall apply only to Existing Borrowers and that it is hereby agreed that such percentage as applied to Austad shall be sixty percent (60%) in such Sections.

               7. Guarantees. Section 4.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following, effective November 14, 1995:

                      "4.2  Guarantees

                      Concurrently herewith, in order to induce Lender to enter
               into this Agreement and the other Financing Agreements to be entered into on the date hereof, each Borrower shall execute and deliver to Lender the Guarantee by Borrowers, and Borrowers shall cause Guarantors to execute and deliver to Lender the Guarantees by the Guarantors, each in form and substance satisfactory to Lender, as provided therein (as all of such Guarantees, now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, individually a "Guarantee" and collectively the "Guarantees"). In its capacity as a party signatory to such Guarantees, each Borrower shall be considered a Guarantor hereunder."

               8.     Additional Amendments.

                      (a) Section 2.11(c), (d) and (e) of the Loan Agreement are hereby redesignated Sections 2.11(a), (b) and (c), respectively.

                      (b) The name of the signatory party identified on signature page 123 to the Loan Agreement as Skandia Down Sales, Inc. is hereby corrected to be Skandia Downsales, Inc.

               9.     Exhibits.

                      (a)    Exhibits A, B-1, B-4, C, D, F, G, H-1 and
H-3, to the Loan Agreement are hereby amended to include, in addition and not in limitation, the information set forth on the First Supplements to each of such Exhibits attached hereto.

                      (b) Exhibit A to the Subsidiary General Security Agreement is hereby amended to include, in addition and not in limitation, the information set forth on the First Supplement to Exhibit A attached hereto.

               10. Representations and Warranties. Borrowers represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

                      (a) As of the date hereof, Austad does not have a Deferred Billing Option Program.

                      (b) This Amendment and each other agreement or instrument to be executed and delivered by each of Austad, Austad Holdings, the other Borrowers and/or the other Guarantors hereunder have been duly authorized, executed and delivered by all necessary action on the part of each of Austad, Austad Holdings, the other Borrowers and the other Guarantors which is a party hereto and thereto and, if necessary, their respective stockholders, and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each of Austad, Austad Holdings, the other Borrowers and/or the other Guarantors, as the case may be, contained herein and therein constitute legal, valid and binding obligations of each of Austad, Austad Holdings, the other Borrowers and/or the other Guarantors, as the case may be, enforceable against them in accordance with their terms.

                      (c) Neither the execution and delivery of the Austad Reorganization Agreements, nor the consummation of the transactions contemplated by the Austad Reorganization Agreements, nor compliance with the provisions of the Austad Reorganization Agreements, shall result in the creation or imposition of any lien, claim, charge or encumbrance upon any assets of the Austad Catalog Division or any other Collateral, except in favor of Lender pursuant to this Amendment.

                      (d) Neither the execution and delivery of the Austad Reorganization Agreements, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof, (i) has violated or shall violate any Bulk Sales Act, Bulk Transfer Act or Article 6 of the UCC, if applicable, or any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect or (ii) does, or shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which Austad or Austad Holdings or any other Borrower or other Guarantor is a party or may be bound, or
(iii) shall violate any provision of the Certificates of Incorporation or By-Laws of Austad, Austad Holdings, or any other Borrower or other Guarantor.

                      (e) All of the outstanding shares of capital stock of each of Austad and Austad Holdings have been duly authorized, validly issued and are fully paid and non-assessable, free and clear of all claims, liens, pledges and encumbrances of any kind. Hanover is the beneficial and direct owner of record of one hundred (100%) percent of the issued and outstanding capital stock of Austad Holdings. Austad Holdings is the beneficial and direct owner of record of one hundred (100%) percent of the issued and outstanding capital stock of Austad. After giving effect to the consummation of the Austad Reorganization Agreements, there is no debt outstanding that is convertible into capital stock of Austad or Austad Holdings, and there are no outstanding rights, options or warrants to acquire any capital stock or debt convertible into capital stock of Austad or Austad Holdings.

                      (f) No action of, or filing with, or consent of any governmental or public body or authority, other than the filing of UCC financing statements, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment.

                      (g) All of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except as affected by transactions expressly contemplated or permitted by this Amendment and except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

                      (h)    As of the date hereof, and after giving
effect to the provisions of this Amendment, no Event of Default, and no condition or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, exists or has occurred and is continuing.

                      (i) Austad Holdings is a Delaware corporation, duly organized and validly existing in good standing under the laws of the State of Delaware. Austad is a South Dakota corporation, duly organized and validly existing in good standing under the laws of the State of South Dakota. Each of Austad and Austad Holdings (i) is duly licensed or qualified to do business as a foreign corporation and is in good standing in each of the jurisdictions set forth in the First Supplement to Exhibit A to the Loan Agreement annexed hereto, which are the only jurisdictions wherein the character of the properties owned or licensed or the nature of the business of Austad and/or Austad Holdings, makes such licensing or qualification to do business necessary; and (ii) has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and will be conducted in the future.

                      (j)    The assets and properties of Austad and
Austad Holdings are owned by them, free and clear of all security interests, liens and encumbrances of any kind, nature or description, as of the date hereof, except those security interests granted pursuant hereto in favor of Lender and except for Liens (if any) permitted under Section 6.4 of the Loan Agreement or the other Financing Agreements.

               11. Conditions Precedent. Concurrently with the execution hereof (except to the extent otherwise indicated below), and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:

                      (a)    Lender shall have received, in form and
substance satisfactory to Lender, evidence that (i) the Austad Reorganization Agreements have been duly executed and delivered by and to the appropriate parties thereto and (ii) the transactions contemplated under the terms of the Austad Reorganization Agreements have been consummated prior to, or contemporaneously with, the execution of this Amendment, including, without limitation, the receipt by FNBO of the amount, to be paid by or on behalf of the David Austad Group and/or AGS, representing a portion of the outstanding obligations owed by Austad to FNBO under the financing arrangements between FNBO and Austad, referred to as the "Balance Due Amount" in the Austad Reorganization Agreements;

                      (b)    Lender shall have received, in form and
substance satisfactory to Lender, all releases, terminations and such other documents as Lender may request to evidence and effectuate the termination by FNBO of its financing arrangements with Austad and Austad Holdings, and the termination and release by FNBO of any interest in and to any assets and properties of Austad and Austad Holdings, duly authorized, executed and delivered by FNBO, including, but not limited to (i) UCC-3 Termination Statements for all UCC-1 Financing Statements previously filed by FNBO for its predecessors, as secured party, and Austad or Austad Holdings, as debtor, and
(ii) satisfactions and discharges of any mortgages, deeds of trust or deeds to secure debt by Austad or Austad Holdings in favor of FNBO, in form acceptable for recording in the appropriate governmental office;

                      (c)    Lender shall have received, in form and
substance satisfactory to Lender, all consents, waivers, acknowledgments and other agreements from third persons which Lender may deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the Collateral or to effectuate the provisions of this Amendment and the other Financing Agreements, including, without limitation, a Mortgagee Waiver by Valley Bank as mortgagee of Austad's Sioux Falls, South Dakota distribution center real property;

                      (d) Each of Austad, Austad Holdings, Borrowers and Guarantors shall have delivered to Lender, in form and substance satisfactory to Lender, each of the following agreements duly authorized, executed and delivered:

                             (i)         First Amendment to Trademark
Collateral Assignment and Security Agreement, dated November 14, 1995, by and among Hanover, Hanover Catalog, Scandia, Aegis Holdings, CSHI and Lender, providing for the addition of Austad Holdings as a Debtor thereunder and the grant by Austad Holdings of a security interest in any trademarks, and any such documents, instruments or filings with respect thereto with the U.S. Patent and Trademark Office to protect such Collateral;

                             (ii)        five (5) Special Powers of Attorney
(Trademark) by Austad Holdings in favor of Lender;

                             (iii)       amendments to the Third Party Credit
Card Acknowledgments setting forth such acknowledging parties' agreement to transfer to the Blocked Accounts all monies due and other funds payable to or for the account of Austad and/or Austad Holdings under any applicable Third Party Credit Card
Agreements;

                             (iv)        evidence that all existing Customer
Lists, including the Customer Lists of Austad and/or Austad Holdings, have been delivered by HDI to the Customer List Escrow Agent and are being held by the Customer List Escrow Agent pursuant to the Customer List Escrow Agreement;

                             (v)         Amended and Restated Intercompany
Subordination Agreement between Hanover and Lender;

                             (vi)        Amended and Restated Agency
Agreement by and among Hanover, Austad and certain Borrowers;

                             (vii)       Guarantee and Waiver by Borrowers,
other than Austad, in favor of Lender with respect to the Obligations of Austad to Lender;

                             (viii)      Guarantee and Waiver by Guarantors,
other than Borrowers, Hanover and Austad, in favor of Lender with respect to the Obligations of Austad to Lender;

                             (ix)        Guarantee and Waiver by Hanover in
favor of Lender with respect to the Obligations of Austad to Lender;

                             (x)         Amended and Restated Blocked Account
Agreement by and among The First National Bank of Maryland,

Borrowers, certain Guarantors and Lender providing for the establishment of a Blocked Account for Austad; and

                             (xi)        the delivery by Hanover Finance to
Lender of each of the Austad Subordinated Notes with an Allonge Indorsement affixed to each such note providing for the payment of any amounts due under each Austad Subordinated Note to the order of Lender;

                      (e)    Austad and Austad Holdings and all other
Borrowers and Guarantors shall have duly executed and delivered to Lender such UCC financing statements and other documents and instruments which Lender in its sole discretion has determined are necessary to perfect the security interests of Lender in all assets now or hereafter owned by Austad and Austad Holdings;

                      (f)    Lender shall have received a current
Appraisal with respect to the Inventory of Austad, prepared at Revolving Loan Borrowers' expense by the Appraiser in form, scope and methodology acceptable to Lender and addressed to Lender, or upon which Lender is expressly permitted to rely, that is satisfactory to Lender and will enable Lender to calculate the Net Orderly Liquidation Value of such Inventory and the Net OLV Percentage with respect thereto;

                      (g) Each of Austad and Austad Holdings shall have delivered to Lender (i) a copy of its Certificate of Incorporation, and all amendments thereto, certified by the Secretary of State of its jurisdiction of incorporation as of the most recent practicable date certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein, (ii) a copy of its By-Laws, certified by the secretary of each of Austad and Austad Holdings, and (iii) a certificate from the secretary of each of Austad and Austad Holdings dated the date hereof certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein;


                      (h) Each of Austad and Austad Holdings shall have delivered to Lender evidence, as of the most recent practicable date, that it is duly qualified and in good standing in each jurisdiction set forth on the First Supplement to Exhibit A to the Loan Agreement annexed hereto;

                      (i)    Lender shall have received Secretary's
Certificates of Directors' Resolutions with Shareholders' Consent evidencing the adoption and subsistence of corporate resolutions approving the execution, delivery and performance by Austad, Austad Holdings and the other Borrowers and other Guarantors of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment, together with such opinions of counsel to Austad, Austad Holdings, the other

Borrowers and other Guarantors with respect thereto, addressed to Lender as Lender shall reasonably require, all in form and substance and satisfactory to Lender;

                      (j) Each of Borrowers and Guarantors shall deliver, or cause to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of this Amendment, which any Borrower or Guarantor is required to obtain from any other Person, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender; and

                      (k) Hanover shall have delivered to Lender, in form and substance satisfactory to Lender, consolidating pro forma opening balance sheets as of February 16, 1996 for Austad and Austad Holdings reflecting the separation of the Austad Catalog Division and the Austad Retail Division.

               12. Effect of this Amendment. This Amendment and the instruments and agreements delivered pursuant hereto constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as expressly amended pursuant hereto, and except for the acknowledgements expressly set forth herein, no other changes or modifications to the Financing Agreements or waivers of or consents under any provisions thereof are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment, such other provision shall be deemed to be amended so that it is made consistent with the provisions of this Amendment.

               13.    Further Assurances.

                      (a)    Borrower shall execute and deliver such
additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

                      (b)    Without limiting the provisions of Section
13(a) hereof, Austad shall, or Borrowers and Hanover shall cause Austad to, (i) obtain and deliver to Lender, within thirty (30) days from the date hereof, (A) evidence that Austad has qualified to do business as a foreign corporation in each of the State of Pennsylvania and the State of California and (B) the Final Closing Balance Sheet (as defined in the Austad Reorganization Agreements) and
(ii) cause FNBO to remit to an account designated by Lender the balance of any collections or other amounts received by FNBO in respect of the financing arrangements between

FNBO and Austad being terminated pursuant to Section 11(b) hereof, after FNBO first applies any such amounts to any checks made by Austad that are presented to FNBO for payment.

               14. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws).

               15. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

               16. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.

                                               CONGRESS FINANCIAL CORPORATION

                                               By:_________________________

                                               Title:______________________

                                               HANOVER DIRECT PENNSYLVANIA, INC.

                                               By:_________________________

                                               Title:______________________


                                               BRAWN OF CALIFORNIA, INC.

                                               By:_________________________

                                               Title:______________________


                                               GUMP'S BY MAIL, INC.

                                               By:_________________________

                                               Title:______________________


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                                   GUMP'S CORP.

                                                   By:_________________________

                                                   Title:______________________


                                                   THE COMPANY STORE, INC.

                                                   By:_________________________

                                                   Title:______________________


                                                   TWEEDS, INC.

                                                   By:_________________________

                                                   Title:______________________


                                                   LWI HOLDINGS, INC.

                                                   By:_________________________

                                                   Title:______________________


                                                   AEGIS CATALOG CORPORATION

                                                   By:_________________________

                                                   Title:______________________


                                                   HANOVER DIRECT VIRGINIA INC.

                                                   By:_________________________

                                                   Title:______________________


                                                   HANOVER REALTY, INC.

                                                   By:_________________________

                                                   Title:______________________

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                                   THE AUSTAD COMPANY

                                                   By:_________________________

                                                   Title:______________________


By their signatures below, the undersigned
Guarantors acknowledge and agree to
be bound by the applicable provisions of this
Amendment:

HANOVER DIRECT, INC.,
  a Delaware corporation

By:____________________________

Title:_________________________


AEGIS RETAIL CORPORATION

By:____________________________

Title:_________________________


AEGIS SAFETY HOLDINGS, INC.

By:____________________________

Title:_________________________


AEGIS VENTURES, INC.

By:____________________________

Title:_________________________


AMERICAN DOWN & TEXTILE COMPANY

By:____________________________

Title:_________________________

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

BRAWN WHOLESALE CORP.

By:____________________________

Title:_________________________


THE COMPANY FACTORY, INC.

By:____________________________

Title:_________________________

THE COMPANY OFFICE, INC.

By:____________________________

Title:_________________________

COMPANY STORE HOLDINGS, INC.

By:____________________________

Title:_________________________


D.M. ADVERTISING, INC.

By:____________________________

Title:_________________________


GUMP'S CATALOG, INC.

By:____________________________

Title:_________________________


GUMP'S HOLDINGS, INC.

By:____________________________

Title:_________________________

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

HANOVER CASUALS, INC.

By:____________________________

Title:_________________________


HANOVER CATALOG HOLDINGS, INC.

By:____________________________

Title:_________________________


HANOVER DIRECT NEW JERSEY, INC.

By:____________________________

Title:_________________________


HANOVER FINANCE CORPORATION

By:____________________________

Title:_________________________


HANOVER HOLDINGS, INC.

By:____________________________

Title:_________________________


HANOVER LIST MANAGEMENT, INC.

By:____________________________

Title:_________________________


HANOVER VENTURES, INC.

By:____________________________

Title:_________________________

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

LEICHTUNG OF MICHIGAN, INC.

By:____________________________

Title:_________________________


LWI RETAIL, INC.

By:____________________________

Title:_________________________


SCANDIA DOWN CORPORATION

By:____________________________

Title:_________________________


SKANDIA DOWNSALES, INC.

By:____________________________

Title:_________________________


TW ACQUISITIONS, INC.

By:____________________________

Title:_________________________


TWEEDS OF VERMONT, INC.

By:____________________________

Title:_________________________


YORK FULFILLMENT COMPANY, INC.

By:____________________________

Title:_________________________

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


AUSTAD HOLDINGS, INC.

By:____________________________

Title:_________________________

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